SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported): November 16, 2004
                                                  (November 11, 2004)


                                  GENTEK INC.
            (Exact name of registrant as specified in its charter)


      Delaware                        001-14789              02-0505547
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(State or other jurisdiction of     (Commission            I.R.S. Employer
incorporation or organization)      File Number)           Identification No.)


         90 East Haley Road, Parsippany, New Jersey                07054
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          (Address of principal executive offices)               (Zip Code)


                                (973) 515-3221
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             (Registrant's telephone number, including area code)


                                     None
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             (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement.

         On November 11, 2004, the registrant entered into an amendment (the "Amendment") to the existing Employment Letter Agreement by and between the registrant and Mr. Richard Russell, the registrant's chief executive officer, dated March 29, 2004 (the "Employment Agreement"). Pursuant to the Amendment, upon the consummation of a sale of substantially all of the assets and/or common stock of the registrant (a "Company Sale") that occurs on or prior to June 30, 2005 and provided that Mr. Russell is at that time actively employed by the registrant, then Mr. Russell's "excess pension balance" (as described in the Employment Agreement) under the registrant's Supplemental Executive Retirement Plan shall become immediately vested and be paid to him in one lump sum within ten (10) business days following such a Company Sale. In addition, within ten (10) business days following such a Company Sale, the registrant will pay to Mr. Russell in one lump sum the severance benefits to which he would otherwise have been entitled to receive under Section 4.02 under the registrant Key Employee Retention Plan had Mr. Russell's employment been terminated by the registrant other than for cause following a change in control (as such terms are defined in the Key Employee Retention Plan) consummated prior to the first anniversary of the registrant's emergence from bankruptcy.

         In the event that there is no consummation of a Company Sale on or prior to June 30, 2005, the provisions of the Amendment will terminate and be of no further force or effect on June 30, 2005 or, if earlier (and prior to the occurrence of any Company Sale), the date that Mr. Russell's employment with the registrant terminates for any reason.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GENTEK INC.

Dated: November 16, 2004                        By: /s/ Matthew M. Walsh
                                                    ------------------------
                                                Name:  Matthew M. Walsh
                                                Title: Vice President and
                                                       Chief Financial Officer